EXHIBIT 99.16
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           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                  AS ADOPTED PURSUANT TO SECTION 906
                   OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Banyan Strategic Realty Trust (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report)"), I, L.G. Schafran, Interim President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that I believe that:

     (1) The Report fully complies with the requirements of section 13(a) or (15) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





                                  /s/ L.G. Schafran
                                  ------------------------------
                                  L.G. SCHAFRAN
                                  Interim President